SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMEND. NO. ________)

Filed by the registrant  |X|
Filed by a party other than the registrant  |_|

Check the appropriate box:
|_| Preliminary proxy statement      |_| Confidential, for use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))

|X| Definitive additional materials
|X| Definitive proxy statement
|_| Soliciting material under Rule 14a-12

                  Nature Vision, Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of filing fee (check the appropriate box):

    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                               NATURE VISION, INC.
                                213 NW 4th Street
                            Brainerd, Minnesota 54601
                                 (218) 825-0733

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 3, 2005

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Nature Vision, Inc., a Minnesota corporation, will be held on Friday, June 3, 2005, at 10:00 a.m., Central Daylight Time, at Embassy Suites Hotel Minneapolis
- Airport, 7901 34th Avenue South, Bloomington, Minnesota 55425, for the following purposes:

         1. To elect two Class II directors to hold office for three-year terms or until their successors are elected or appointed.

         2. To approve an amendment to the Nature Vision, Inc. 2004 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan from 100,000 shares to 260,000 shares.

         3. To transact such other business as may properly come before the meeting and any adjournments thereof.

         Only holders of record of our common stock at the close of business on April 4, 2005 will be entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE AS PROMPTLY AS POSSIBLE.

                                                     BY ORDER OF THE BOARD OF
                                                     DIRECTORS



                                                     Michael R. Day
                                                     SECRETARY

May 6, 2005

                                 PROXY STATEMENT

                               NATURE VISION, INC.

                                213 NW 4th Street
                            Brainerd, Minnesota 54601
                                 (218) 825-0733

                  ANNUAL MEETING OF SHAREHOLDERS - JUNE 3, 2005

                                     GENERAL

         The enclosed proxy is solicited by the board of directors of Nature Vision, Inc., a Minnesota corporation, for use at the annual meeting to be held on Friday, June 3, 2005, at 10:00 a.m., Central Daylight Time, at Embassy Suites Hotel Minneapolis - Airport, 7901 34th Avenue South, Bloomington, Minnesota 55425, or any adjournment thereof. Solicitations are being made by mail and may also be made by our directors, officers and employees. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying us in writing at the above address, attention:
Jeffrey P. Zernov, or by appearing and voting in person at the meeting. Shares represented by proxies will be voted as specified in the proxies. In the absence of specific instructions, proxies will be voted (to the extent they are entitled to be voted on such matters): (1) FOR the election to the board of directors of the nominees named in this proxy statement; (2) FOR the approval of an amendment to the Nature Vision 2004 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan; and (3) in the proxy's discretion upon such other business as may properly come before the annual meeting. So far as our management is aware, no matters other than those described in this proxy statement will be acted upon at the annual meeting.

         Votes cast by proxy or in person at the annual meeting will be tabulated by the election inspector appointed for the meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as shares that are present for the purpose of determining the presence of a quorum, but will not be considered as present and entitled to vote with respect to that matter.

         We will pay all of the expenses involved in preparing, assembling and mailing this proxy statement and the material enclosed herewith. We may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This proxy statement and our annual report for the year ended December 31, 2004 are being mailed to shareholders on or about May 6, 2005.

REQUESTS FOR COPIES OF OUR ANNUAL REPORT ON FORM 10-KSB

         Only one copy of our annual report (which includes Nature Vision's Annual Report on Form 10-KSB and the accompanying financial statements and financial statement schedules) and proxy statement are being mailed to shareholders sharing an address unless Nature Vision has received contrary instructions from one or more of the shareholders. Nature Vision will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement to a shareholder at a shared address to which a single copy was delivered. Shareholders wishing to receive additional copies of either the annual report or proxy statement for the 2005 annual meeting or who share an address with another shareholder and are receiving multiple copies and would like to receive a single copy should call Michael R. Day at (218) 825-0733 or send a letter to him at the following address:

                               Nature Vision, Inc.
                                213 NW 4th Street
                            Brainerd, Minnesota 54601

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of April 4, 2005, the record date for determining shares entitled to notice of and to vote at our annual meeting, 2,178,559 shares of our common stock were outstanding. Each common share is entitled to one vote.

         Information as to the name, address and stockholdings of: (i) each person known by Nature Vision to be a beneficial owner of more than five percent of our common stock; (ii) each director and nominee for election to the board of directors; (iii) each executive officer named in the Summary Compensation Table; and (iv) by all executive officers and directors, as a group, as of March 31, 2005 is set forth below. Except as indicated below, we believe that each person has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                                 AMOUNT OF          PERCENT
                                                COMMON STOCK          OF
                                                BENEFICIALLY        COMMON
  NAME AND ADDRESS                                 OWNED           STOCK (1)
-------------------------------------------- -------------------- --------------
-------------------------------------------- -------------------- --------------

Jeffrey P. Zernov                                 731,167(2)          32.3%
213 NW 4th Street
Brainerd, Minnesota  54601

Richard P. Kiphart                                443,952(3)          20.4%
222 West Adams Street
Chicago, Illinois  60606

Scott S. Meyers                                    12,500(4)             *
P.O. Box 161574
Big Sky, Montana  59716

Curtis A. Sampson                                   8,000(5)             *
P.O. Box 777
213 Main Street
Hector, Minnesota  55342

Thomas F. Leahy                                    23,610(6)           1.1%
6101 Baker Road
Suite 200
Minnetonka, Minnesota  55345

Steve Shanesy                                      15,000(7)             *
3436 Nappe Drive
Middleton, Wisconsin  53562

John R. Helmen                                     38,950(8)           1.8%
213 NW 4th Street
Brainerd, Minnesota  54601

Curtis R. Jackels                                  33,500(9)           1.5%
c/o Nature Vision, Inc.
213 NW 4th Street
Brainerd, Minnesota  54601

Dean Capra                                          151,883            7.0%
8565 Central Avenue Northeast
Blaine, Minnesota  55434

Anthony Capra                                       151,883            7.0%
8565 Central Avenue Northeast
Blaine, Minnesota  55434

Directors and executive officers                   941,834(10)        41.3%
as a group (eight persons)


* Less than one percent of shares outstanding.
(1) In calculating percentage ownership, all shares of common stock which a named shareholder has the right to acquire within 60 days from the date of this proxy statement upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of common stock owned by that shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of common stock owned by any other shareholder.
(2) Includes: (a) 10,803 shares owned by Mr. Zernov's wife; (b) options to purchase 87,206 shares of common stock; and (c) 324,395 shares over which Mr. Zernov has been granted voting power by Richard P. Kiphart under an irrevocable proxy that expires on August 31, 2006. Excludes options to purchase 22,500 shares of common stock that are not exercisable during the next 60 days.
(3) Includes options to purchase 2,500 shares of common stock, but excludes options to purchase 11,800 shares of common stock that are not exercisable during the next 60 days. Mr. Kiphart has granted voting power over 324,395 shares to Jeffrey P. Zernov under an irrevocable proxy that expires August 31, 2006.
(4) Includes options to purchase 12,500 shares of common stock, but excludes options to purchase 2,500 shares of common stock that are not exercisable during the next 60 days.
(5) Excludes options to purchase 6,800 shares of common stock that are not exercisable during the next 60 days.
(6)  Excludes options to purchase 6,800
     shares of common stock that are not exercisable during the next 60 days.
(7) Excludes options to purchase 6,800 shares of common stock that are not exercisable during the next 60 days.
(8) Includes options to purchase 25,000 shares of common stock, but excludes options to purchase 2,000 shares of common stock that are not exercisable during the next 60 days.
(9)  Includes options to purchase 15,000 shares of common stock.
(10) Includes warrants and options to purchase 102,206 shares of common stock, but excludes options to purchase 84,284 shares of common stock that are not exercisable during the next 60 days.


         At the annual meeting of shareholders held on August 31, 2004, our shareholders approved the merger of our wholly-owned subsidiary, PC Acquisition, Inc., with and into Nature Vision Operating Inc. (f/k/a Nature Vision, Inc.) under the terms of a merger agreement and plan of reorganization dated April 15, 2004. As a result of the merger, Nature Vision Operating Inc. became our wholly-owned subsidiary, and we amended our articles of incorporation to change our corporate name from Photo Control Corporation to Nature Vision, Inc. As a condition of the merger Jeffrey P. Zernov, our current President and Chief Executive Officer, directed that Curtis A. Sampson and himself be appointed to the board of directors. Mr. Zernov beneficially owns 731,167 of our common shares, including 324,395 shares over which Mr. Zernov has been granted voting power by Richard P. Kiphart under an irrevocable proxy that expires on August 31, 2006.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

NOMINATION AND ELECTION OF DIRECTORS

         Our bylaws provide that the size of our board of directors shall be fixed from time to time by resolution of the board, subject to a minimum of three directors. The board of directors has set the size of the board at six. The bylaws also provide for three classes of directors with terms staggered so as to require the election of only one class of directors each year. The terms of the current Class II directors end with the annual meeting. The proxies granted by the shareholders will be voted at the annual meeting for the re-election of the two persons listed below as the Class II directors, to serve for three-year terms. Mr. Meyers was appointed to the board of directors in 2000 and was re-elected to serve as a Class II director for a three-year term in 2002. Mr. Shanesy was appointed to fill a vacant Class II director seat in 2004.

                         NOMINEES FOR CLASS II DIRECTORS

                                 Scott S. Meyers
                                  Steve Shanesy

         In the event that one of more of the above named persons becomes unavailable for election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the board of directors, unless the board of directors determines to reduce its size appropriately.

DIRECTORS, NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

         Our directors, nominees for director and executive officers are as follows:



                                 DIRECTOR      YEAR TERM
NAME                      AGE      SINCE        EXPIRES     POSITION
----                      ---    --------      ---------    --------
Jeffrey P. Zernov         52        2004          2007      President, Chief Executive Officer, Chairman of the
                                                            Board of Directors and a Class I director
Richard P. Kiphart        63        2001          2007      Class I director
Scott S. Meyers           51        2000          2005      Class II director and a nominee
Steve Shanesy             48        2004          2005      Class II director and a nominee
Curtis A. Sampson         71        2004          2006      Class III director
Thomas F. Leahy           62        2004          2006      Class III director
Michael R. Day            43         --            --       Chief Financial  Officer,  Chief Operating Officer and
                                                            Secretary
Robin K. Sheeley          49         --            --       President - Photo Control division


         JEFFREY P. ZERNOV, has served as our President and Chief Executive Officer and as a Class I director since August 31, 2004. Prior to August 31, 2004, Mr. Zernov served in the same capacities for Nature Vision Operating, Inc. (f/k/a Nature Vision, Inc.), which he founded in 1998. Mr. Zernov also served as Chief Financial Officer of Nature Vision Operating, Inc from 1998 through 2002. In 1979, Mr. Zernov founded Zercom Corporation, a defense electronics contractor, which he sold to Communication Systems Inc. in 1990. Mr. Zernov served as Zercom's Chief Executive Officer until 1996 and, in addition, from 1990 though 1996, he established and served as President of the Zercom Marine division, a designer and manufacturer of sonar products for sports fishing applications. Prior to 1979, Mr. Zernov served as a field promotion specialist with Lindy Tackle and was a co-founder of In-Fisherman, a sports fishing publisher and producer of television shows.

         RICHARD P. KIPHART, has served as a Class I director since November 2001. He has been a principal in the investment banking firm of William Blair & Company, L.L.C. since 1972. Mr. Kiphart joined William Blair in 1965, and has been the principal in charge of the corporate finance department since 1995. Mr. Kiphart currently serves as a director of Advanced Biotherapy and First Data Corporation. He received his B.A. from Dartmouth College and his M.B.A. from Harvard Business School.

         SCOTT S. MEYERS, has served as a Class II director since April 2000. He is the former President and director member of Alliant Techsystems, Inc., an aerospace and defense company. Mr. Meyers currently provides advisory services to Alliant Techsystems, which he joined in March 1996 and served as Chief Financial Officer until October 2000, when he became President. Mr. Meyers previously served as Executive Vice President, Chief Financial Officer and a director of Magnavox Electronic Systems Company, a manufacturer of defense electronics products. Mr. Meyers is the chair of the audit committee and a member of the compensation/nominating committee.

         STEVE SHANESY, has served as a Class II director since September 2004. Mr. Shanesy most recently served as Rayovac-Remington North America's Executive Vice President/General Manager from 1998 to 2004, and as its Senior Vice President of Marketing from 1996 to 1998. From 1983 to 1996, Mr. Shanesy was employed by Kraft Foods, Inc., most recently as Vice President of Marketing, Oscar Meyer Foods Division. Mr. Shanesy is the chair of the compensation/nominating committee.

         CURTIS A. SAMPSON, has served as a Class II director since
August 2004. He is the Chairman and Chief Executive Officer of Hector Communications Corp., an owner and operator of independent telephone companies and cable television systems; the Chairman and Chief Executive Officer of Communications System, Inc., a telecommunications manufacturer; and Chairman of Canterbury Park Holding Corporation, a thoroughbred horse racing and card club wagering company. Mr. Sampson served as a director of Nature Vision Operating Inc. (f/k/a Nature Vision, Inc.) from 1998 through 2004. Mr. Sampson is a member of the audit committee.

         THOMAS F. LEAHY, has served as a Class III director since September 2004. A private investor, he also serves as a director of Capri Corp., a prepackaged software provider. Mr. Leahy is a former director of Advance Circuits, Inc., a printed circuit board manufacturer. Mr. Leahy is a member of the audit committee.

         MICHAEL R. DAY, has served as our Chief Financial Officer, Chief Operating Officer and Secretary since August 31, 2004. Prior to August 31, 2004, Mr. Day served in the same capacities for Nature Vision Operating, Inc. (f/k/a Nature Vision, Inc.). From 1999 through 2002, Mr. Day served as the Chief Financial Officer of Image Rotational Enterprises, Inc., a Brainerd, Minnesota manufacturer of rotational molded plastic parts.

         ROBIN K. SHEELEY, has served as our President - Photo Control division since October 2004. Mr. Sheeley joined Nature Vision in January 2004, as Managing Director of the Vaddio video conferencing and presentation business line, in connection with the purchase from Vaddio LLC, a Minnesota limited liability company, of the product line. From January 2003 until he joined Nature Vision, Mr. Sheeley served as Chief Executive Officer of Vaddio LLC. From August 1999 through May 2002, Mr. Sheeley served as Chief Technology Officer of the VideoLabs division of E.mergent, Inc., a publicly-held, Minnesota-based manufacturer of electronic products used in the audiovisual and videoconferencing industries. Prior to August 1999, Mr. Sheeley owned and operated Acoustic Communication Systems, Inc. a privately-held, Minnesota-based manufacturer of electronic products used in the audiovisual and videoconferencing industries.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         Nature Vision's board of directors has an audit committee and a joint compensation/nominating committee. Messrs. Leahy, Sampson and Meyers (Chair) are the current members of the audit committee of the board of directors. Each is an "independent member," as that term is defined in the rules promulgated by the Nasdaq Stock Market. The audit committee represents the board in discharging its responsibilities relating to our accounting, reporting and financial control practices. The audit committee has general responsibility for review with management of our financial controls, accounting, and audit and reporting activities. It annually reviews the qualifications and engagement of our independent accountants, makes recommendations to the board as to their selection, reviews the scope, fees, and results of their audit and reviews their management comment letters. The charter of the audit committee is attached to this proxy statement as Appendix A. Messrs. Leahy, Sampson and Meyers are "financial experts," as that term is defined under the Securities Exchange Act of 1934.

         Messrs. Meyers and Shanesy (Chair) are the current members of the compensation/nominating committee, which administers the 2004 Stock Incentive Plan and the 1983 Stock Option Plan, oversees compensation for directors, officers and key employees of Nature Vision and identifies and selects nominees for directors. The committee does not have a charter. Each is an "independent member," as that term is defined in the rules promulgated by the Nasdaq Stock Market.

         During 2004, the board of directors met eight times. During 2004, the audit committee met once and the compensation/nominating committee met twice. In addition, a special committee of disinterested directors met on one occasion. Each director attended, in person or by telephone, 75% or more of the aggregate total of meetings of the board of directors and meetings of committees of the board of directors on which the director serves. John R. Helmen, the former Chairman of the Board of Directors, attended the 2004 annual meeting of shareholders.

AUDIT COMMITTEE REPORT

         The audit committee has reviewed and discussed with management, Nature Vision's audited financial statements for the year ended December 31, 2004. The audit committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (SAS 61 - Communication with Audit Committees), as amended, relating to the auditors' judgment about the quality of the accounting principles, judgments and estimates, as applied in their financial reporting.

         The audit committee has received the written disclosures from the independent public accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, that relates to the accountants' independence from Nature Vision, and has discussed with the independent public accountants their independence.

         Based on the reviews and discussions referred to above, the audit committee recommended to the board that the audited financial statements, referred to above, be included in the annual report on Form 10-KSB for the year ended December 31, 2004 for filing with the Securities and Exchange Commission.

                                                     Scott S. Meyers (Chair)
                                                     Curtis A. Sampson
                                                     Thomas F. Leahy

DIRECTOR NOMINATION PROCESS

         In addition to overseeing the compensation for directors, officers and key employees of Nature Vision, the compensation/nominating committee will periodically review whether the size of the board is appropriate to oversee and manage the company. If not, the committee will make an appropriate change to the size of the board. The committee will also assess whether any director vacancies are expected. If a board vacancy is likely to occur, then the committee will consider candidates, including those known to the directors as well as candidates recommended by management, search firms, shareholders and other sources. The committee members will conduct the initial evaluation of prospective directors and, if appropriate, follow-up by gathering information on the candidates from third parties. One or more of the committee's members will interview in person or by phone those prospective candidates which suit Nature Vision's needs. The board of directors as a whole will then evaluate the candidates and make the final decision of who to nominate. The current nominees for election as Class II directors were recommended by the current board of directors as a whole.

         When it seeks nominees for directors, the committee will look for candidates who it believes will make contributions to the board's operations and will represent the interests of Nature Vision's shareholders. The committee will generally consider a number of criteria when it is identifying and selecting candidates, such as past accomplishments; expertise in areas important to Nature Vision's success; personal qualities; and whether the prospective candidate has ample time to devote to Nature Vision's affairs and will likely interact well with the other board members.

         The board will consider recommendations by shareholders of nominees for election as a director. Recommendations will need to be in writing, including a resume of the candidate's business and personal background and include a signed consent that the candidate is willing to be considered as a nominee and will serve if elected. Shareholder recommendations will need to be sent to Nature Vision, Inc., Attention: Michael R. Day, 213 NW 4th Street, Brainerd, Minnesota 54601. Shareholder recommendations for nominees must be received no later than the date that shareholder proposals for action at the annual shareholder meeting are due.

CODE OF BUSINESS CONDUCT AND ETHICS

         Each of Nature Vision's directors and employees, including its executive officers, are required to conduct themselves in accordance with ethical standards set forth in the Code of Business Conduct and Ethics adopted by the board of directors. The code is available on our website at www.naturevisoninc.com. Any amendments to or waivers from the code will be posted on Nature Vision's website. Information on our website does not constitute part of this proxy statement.

COMMUNICATIONS WITH DIRECTORS

         The board of directors has adopted a process for shareholders to communicate with directors. Shareholders may communicate with directors by sending a letter to the following address:

                  Nature Vision, Inc.
                  Attention:  Michael R. Day
                  213 NW 4th Street
                  Brainerd, Minnesota  54601

Mr. Day reviews all letters received and sends a summary of the correspondence to the board on a regular basis, together with copies of letters that the corporate secretary believes require board attention. In addition, a record of all letters received by Nature Vision is maintained so that directors may review specific correspondence.

VOTE REQUIRED

         The nominees who receive the highest number of affirmative votes at the meeting for each of the two Class II board seats will be elected as Class II directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

                             EXECUTIVE COMPENSATION

         The following table summarizes the annual compensation paid by Nature Vision during the years ended December 31, 2002, 2003 and 2004 to Jeffrey P. Zernov, Nature Vision's current President and Chief Executive Officer, John R. Helmen, who served as Nature Vision's Chief Executive Officer from April 14, 2004 through August 31, 2004, and Curtis R. Jackels, who served as Chief Executive Officer for the periods covered by the table until April 14, 2004, and as President until June 1, 2004. None of our other executive officers' total cash compensation exceeded $100,000 in the year ended December 31, 2004.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION
NAME AND PRINCIPAL                     SALARY          BONUS(1)(2)      SECURITIES
POSITION                  YEAR           ($)               ($)      UNDERLYING OPTIONS
------------------------- -------- ---------------- ------------- --------------------
------------------------- -------- ---------------- ------------- --------------------
Jeffrey P. Zernov(1)      2004         $53,333           --             22,500
President and CEO

John R. Helmen(2)         2004         $64,050         $4,760            2,000
Chairman and CEO

Curtis R. Jackels(3)      2004        $110,232         $9,520             --
President and CEO         2003        $128,300           --               --
                          2002        $130,000           --               --


(1) Mr. Zernov was appointed Chief Executive Officer and President on August 31, 2004. He was not employed by Nature Vision prior to that date.
(2) Mr. Helmen was appointed Chief Executive Officer on April 14, 2004 and resigned on August 31, 2004.
(3) Mr. Jackels resigned as Chief Executive Officer on April 14, 2004, and as President on June 1, 2004.

NATURE VISION STOCK OPTIONS

         The following tables summarize the stock option grants and exercises during 2004 to or by the named executive officers and the value of all options held by the named executive officers as of December 31, 2004.

                OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2004

                                                             PERCENT OF TOTAL OPTIONS
                                    NUMBER OF SECURITIES       GRANTED TO EMPLOYEES
                                         UNDERLYING             DURING YEAR ENDED         EXERCISE     EXPIRATION
  NAME                                OPTIONS GRANTED           DECEMBER 31, 2004       PRICE ($/SH)      DATE
  ------------------------------- ------------------------- --------------------------- ------------- --------------
  Jeffrey P. Zernov                      22,500(1)                    28.0%                $5.43         11/3/09

  John R. Helmen                          2,000(2)                     2.5%                $5.43         11/3/09

  Curtis R. Jackels                          --                         --                   --            --


(1) The option is subject to the following vesting schedule: (a) 5,625 shares will vest on November 3, 2005; (b) 5,625 shares will vest on November 3, 2006; and (c) 11,250 shares will vest on May 3, 2009 (provided, of these 11,250 shares, the vesting of 5,625 shares will accelerate to March 31, 2006 if performance targets for Nature Vision are met in fiscal 2005 and the vesting of the remaining 5,625 shares will accelerate to March 31, 2007 if performance targets for Nature Vision are met in fiscal 2006).
(2) The option is subject to the following vesting schedule: (a) 500 shares will vest on November 3, 2005; (b) 500 shares will vest on November 3, 2006; and (c) 1,000 shares will vest on May 3, 2009 (provided, of these 1,000 shares, the vesting of 500 shares will accelerate to March 31, 2006 if performance targets for Nature Vision are met in fiscal 2005 and the vesting of the remaining 500 shares will accelerate to March 31, 2007 if performance targets for Nature Vision are met in fiscal 2006).


         AGGREGATED OPTION EXERCISES DURING YEAR ENDED DECEMBER 31, 2004
                     AND OPTION VALUES AT DECEMBER 31, 2004

                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                               UNDERLYING OPTIONS AT        IN-THE-MONEY OPTIONS AT
                               SHARES           VALUE          DECEMBER 31, 2004 (#)       DECEMBER 31, 2004 ($) (2)
NAME                          ACQUIRED ON      REALIZED            EXERCISABLE /                 EXERCISABLE /
                              EXERCISE (#)      ($) (1)            UNEXERCISABLE                 UNEXERCISABLE
-------------------------- ------------------ ------------- ---------------------------- ------------------------------
Jeffrey P. Zernov                 --               --             87,206 / 22,500                $375,858 / --

John R. Helmen                   5,000           $9,100           25,000 / 2,000                    -- / --

Curtis R. Jackels               10,000          $18,200             15,000 / --                     -- / --



(1) The value realized is determined by multiplying the number of shares exercised by the favorable difference between the exercise price per share and the closing price per share on the date of exercise.
(2) The value of unexercised in-the-money options is determined by multiplying the number of shares subject to such options by the favorable difference between the exercise price per share and $5.20, the closing price per share on December 31, 2004.

BOARD OF DIRECTOR COMPENSATION

         Each director who is not a full-time employee of Nature Vision receives a quarterly retainer of $2,000. Also, a fee of $500 is paid to each outside director for each board or committee meeting attended in person plus out-of-pocket expenses incurred in attending meetings. The chairs of the audit committee and compensation/nominating committee are each paid an additional annual retainer of $1,000. Outside directors are eligible for stock options. Directors who are employees of Nature Vision are not specifically compensated for their duties as directors.

NATURE VISION EXECUTIVE RETIREMENT PLAN

         In 1985, the board of directors adopted an Executive Retirement Benefit Plan to provide retirement benefits to selected executives of Nature Vision. According to the plan the board of directors determines which key executive employees may participate. Each participant who is vested or dies while employed by Nature Vision is entitled to receive retirement benefits payable monthly for not less than 15 years. In the event of the death of a participant, payments will be made to the participant's beneficiary. If a participant dies before reaching age 67, retirement benefits will be paid to the beneficiary of the participant for 15 years or until the participant would have reached the age 67, whichever is longer. The amount of the retirement benefits to be paid each year is 20% of the projected annual salary of the participant at age 67. The projected annual salary is equal to the salary the participant would receive at age 67 if his salary on August 9, 1985 (the date of adoption of the plan) was increased by 5% each year until the participant reached age 67. Nature Vision maintains a life insurance policy for the individuals covered under the plan, the proceeds of which are intended to reimburse Nature Vision for payment of retirement benefits. Currently there are three retired participants who receive or whose heirs receive a total of $73,301 annually, and no other persons are eligible for participation in the plan.

         As part of a retention agreement with Curtis R. Jackels, a former President and Chief Executive Officer of Nature Vision, the plan was amended in March 2004 to provide that upon termination for any reason, Mr. Jackels will immediately begin receiving the payments he would have otherwise been entitled to receive under the plan if he had worked until age 65. The annual amount of these payments is $48,534, and Mr. Jackels will receive the payments through 2019. The March 2004 amendment also provided for certain other terms upon a change in control. In April 2004, the plan was amended and restated so that a change in control of Nature Vision would have no effect on the benefits payable to him under the plan.

CHANGE IN CONTROL ARRANGEMENTS FOR NATURE VISION

         The April 2004 amendment and restatement of Mr. Jackels' retention agreement eliminated Nature Vision's obligations to make certain payments upon termination of his employment after a change in control. The amended retention agreement provides for severance benefits so long as Mr. Jackels remained employed by Nature Vision until June 1, 2004. Those benefits include four months' salary, payment of health, dental and life insurance premiums for 18 months, and transfer to Mr. Jackels of the company automobile that had been provided for his use. Mr. Jackels resigned on June 1, 2004 and qualified for the severance benefits.

         Unless otherwise provided for in a stock option agreement, any unvested portion of a stock option granted under the 2004 Stock Incentive Plan automatically becomes fully exercisable in the event of a change in control of Nature Vision.

EMPLOYMENT AGREEMENTS

         We entered into an employment agreement with Jeffrey P. Zernov on August 31, 2004. Under the agreement, Mr. Zernov receives a base salary, which is currently set at $160,000 per year. The agreement may be terminated by either party at any time for any or no reason. Mr. Zernov will be prohibited from competing with Nature Vision for a period of five years from the date he voluntarily terminates his employment or is terminated for cause. If Nature Vision terminates Mr. Zernov's employment without cause, then it may restrict him from competing for up to two years by continuing to pay his base salary.

CERTAIN TRANSACTIONS

         On August 31, 2004, Richard P. Kiphart purchased 324,395 shares of Nature Vision common stock at a purchase price of $3.08 per share. Mr. Kiphart gave an irrevocable proxy to Jeffrey P. Zernov at the time of the purchase, granting Mr. Zernov the right to vote the purchased shares until August 31, 2006. Accordingly, Mr. Zernov has voting power over these shares, representing 14.9% of Nature Vision's outstanding shares.

                                 PROPOSAL NO. 2:
                    APPROVAL OF INCREASE IN NUMBER OF SHARES
                 AUTHORIZED UNDER THE 2004 STOCK INCENTIVE PLAN

         We are asking our shareholders to approve an amendment to our 2004 Stock Incentive Plan (the "Plan") to increase the number of shares reserved for issuance under the Plan from 100,000 shares to 260,000 shares. The Plan was adopted by the board of directors on May 10, 2004, and approved by our shareholders at the 2004 annual meeting of shareholders held on August 31, 2004. Our compensation/nominating committee administers the Plan, including selecting recipients of awards and determining their terms and conditions. There are currently 19,750 shares remaining for future awards under the Plan. The compensation/nominating committee recommended to the board of directors that the number of shares reserved under the Plan be increased by 160,000 shares. The board approved the compensation/nominating committee's recommendation and, in turn, is recommending to the shareholders that the Plan be amended to increase by 160,000 shares the number of shares of common stock that may be issued under the Plan.

         We also have a second incentive plan (the 1983 Stock Option Plan), under which options covering 116,502 common shares are outstanding. Because the 1983 Stock Option Plan was not approved by our shareholders, incentive stock options are not permitted to be granted under this plan. Our compensation/nominating committee has decided that no additional options will be granted under the 1983 Stock Option Plan, notwithstanding that 55,786 shares continue to be reserved for future options. Currently outstanding options under the 1983 Stock Option Plan will not be affected by the compensation/nominating committee's decision.

         In light of the compensation/nominating committee's decision not to grant additional options under the 1983 Stock Option plan and the fact that only 19,750 shares remain for future awards under the Plan, the board of directors believes that the recommended increase of 160,000 common shares for awards under the Plan is needed in order to provide appropriate incentives to Nature Vision officers, directors, consultants and employees. Any person who is, or has agreed to become, an officer, director, consultant or employee of Nature Vision is eligible to participate in the Plan. As of March 31, 2005, the total number of Nature Vision officers, directors and full-time employees was 64. The closing price of our common stock on that date was $6.30 per share.

PROPOSED INCREASE IN NUMBER OF SHARES

         A maximum of 100,000 common shares is currently authorized to be issued under the Plan. As of March 31, 2005, 80,250 shares had been issued or were subject to currently outstanding awards under the Plan (excluding 87,206 shares underlying options that had been assumed in connection with the August 31, 2004 merger of our wholly-owned subsidiary, PC Acquisition, Inc., with and into Nature Vision Operating Inc. (f/k/a Nature Vision, Inc.) and which are governed by the Plan, leaving 19,750 shares remaining for future awards under the Plan.

         The board of directors and the compensation/nominating committee believe that granting awards under the Plan is important to attract, retain and motivate qualified officers, directors, consultants and employees, by increasing their personal involvement with Nature Vision, offering them an opportunity to realize stock appreciation and rewarding them for achieving a high level of corporate financial performance. Awards under the Plan are a means to partially compensate officers, directors, employees and consultants without depleting our cash resources.

         In order to have sufficient shares available for issuance under the Plan, the board has recommended that the number of common shares reserved and available for issuance under the Plan be increased to 260,000 shares, which represents an increase of 160,000 shares.

DESCRIPTION OF MATERIAL TERMS OF THE 2004 STOCK INCENTIVE PLAN

         Set forth below is summary of the material terms of the Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the Plan itself. The full text of the Plan will be provided to any shareholder who desires a copy. Requests should be directed to Michael R. Day, who can be reached by telephone at (218) 825-0733 or by mail c/o Nature Vision, Inc., 213 NW 4th Street, Brainerd, Minnesota 54601.

ADMINISTRATION

         The Plan is currently administered by the compensation/nominating committee of the board of directors (the "Administrator"). However, any other committee of directors appointed by the board for purposes of serving as the Administrator is permitted under the Plan. The Administrator has considerable discretion under the Plan.

GRANTS OF AWARDS

         The Administrator, in its capacity as grantor of awards, may grant awards to any officer, director, consultant or employee of Nature Vision and its subsidiaries, if the Administrator determines that they are able to make key contributions to the success of Nature Vision. The Administrator also determines which individuals will actually receive awards. The maximum number of shares subject to awards that may be granted to an employee during any given fiscal year is 75,000 shares.

         Typically, the only consideration received by Nature Vision for the grant of an award will be past and/or the expectation of future services. Eligibility for awards will be based on determination by the Administrator. Awards will generally be granted as a means to attract and retain competent personnel and to provide participating officers, directors, employees and consultants long-term incentive for high levels of performance and for unusual efforts to improve Nature Vision's financial performance.

         The number and kind of shares available under the Plan, as well as shares issued under outstanding awards, are subject to adjustment in the event of a reorganization or merger in which Nature Vision is the surviving entity, or a combination, recapitalization, stock split, stock dividend or other similar event which would change the number or kind of shares outstanding. Shares relating to options (other than reload options) or SARs (stock appreciation rights) which are not exercised and lapse or are terminated, shares relating to restricted stock awards which do not vest, and shares relating to performance share awards which are not issued will again be available for purposes of the Plan.

AWARDS UNDER THE PLAN

         OPTIONS. An option is the right to purchase shares of Nature Vision common stock at a future date at the exercise price (which may be less than fair market value) fixed by the Administrator on the date the option is granted. The purchase price may be paid in cash, with shares of Nature Vision common stock or with such other lawful consideration as the Administrator may approve. The Administrator will designate each option as a "non-qualified" or an "incentive stock option." Incentive stock options may be subsequently amended in a manner that disqualifies them from such treatment.

         Subject to early termination or acceleration provisions, an option is exercisable from the date specified in the related award agreement until the expiration date determined by the Administrator. In no event, however, is an option exercisable after 10 years from its date of grant. The Administrator may in its discretion permit a holder of a non-qualified option to defer the receipt of any shares upon the exercise of such option.

         STOCK APPRECIATION RIGHTS. A stock appreciation right ("SAR") is a right to receive payment based on the appreciation in the fair market value of Nature Vision common stock from the date of grant to the date of exercise. In its discretion, the Administrator may grant an SAR concurrently with the grant of an option or independent of the grant of an option. An SAR granted concurrently with the grant of an option may extend to all or a portion of the shares covered by such option. An SAR granted concurrently with an option is only exercisable at such time, and to the extent, that the related option is exercisable. The number of shares with respect to which SARs are exercised will be charged against the aggregate amount of Nature Vision common stock available under the Plan.

         RESTRICTED STOCK AWARDS. A restricted stock award is an award of a fixed number of shares of Nature Vision common stock subject to restrictions. The Administrator specifies the price, if any, the recipient must pay for such shares and the restrictions imposed on such shares. The recipient typically is entitled to dividends and voting rights pertaining to such shares even though they have not vested, so long as such shares have not been forfeited.

         PERFORMANCE SHARE AWARDS. A performance share award is an award of a fixed number of shares of Nature Vision common stock, the issuance of which is contingent upon the attainment of such performance objectives, and the payment of such consideration, if any, as specified by the Administrator.

         RELOAD OPTIONS. A reload option, if granted at the discretion of the Administrator, gives the optionee the right to purchase a number of shares of Nature Vision common stock equal to the number of shares surrendered to pay the exercise price or used to pay the withholding taxes applicable to an option exercise. Reload options do not increase the net equity position of a participant. Their purpose is to facilitate continued stock ownership in Nature Vision by the participant. Reload options may be any type of option permitted under the Internal Revenue Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Administrator from time to time. Reload options may be granted only as non-qualified options and may be granted without regard to the limit on the maximum number of shares which may be issued under the Plan. Reload options may not be granted in connection with incentive stock options that have already been granted.

         TAX-OFFSET BONUSES. A tax-offset bonus, if awarded, is a cash payment that Nature Vision makes upon the exercise of an option, the disqualifying disposition of an incentive stock option, or the vesting of a restricted stock or performance share award. The purpose of the bonus is to partially offset the income taxes owed as a result of such exercise, disposition or vesting.

TERMINATION OF EMPLOYMENT

         Upon a termination of employment, shares subject to the recipient's restricted stock awards which have not become vested by that date or shares subject to the recipient's performance share awards which have not been issued usually will be forfeited in accordance with the terms of the related award agreements. In addition, on such date, the recipient's options which have not yet become exercisable usually will terminate, while options which have become exercisable usually must be exercised within three months from such date or one year from such date if the termination of employment is a result of death, total disability or, in the case of non-qualified stock options, retirement. Such periods, however, cannot exceed the expiration dates of the options and are subject to extension, acceleration of ability to exercise or amendment in the discretion of the Administrator. SARs have the same termination provisions as the options to which they relate.

OTHER ACCELERATION OF AWARDS; CHANGE IN CONTROL

         Subject to any limitations in award agreements, upon the occurrence of a merger, liquidation, sale of all the assets or change in control, which constitutes an "Event" (as defined in the Plan), each option and each SAR will immediately become exercisable for a period of 15 days immediately prior to the Event or Nature Vision may elect to cancel any outstanding options and SARs and pay each holder of an award an amount in cash or stock as determined in good faith under the Plan, each share covered by a restricted stock award will immediately vest, and each share covered by a performance share award will be issued to the recipient. If, however, pursuant to the Event each of the outstanding awards is either substituted for or assumed by a successor entity, the Nature Vision awards will not be otherwise modified.

TERMINATION OR CHANGES TO THE PLAN

         The board may, at any time, amend, modify, suspend or terminate the Plan, but any amendment must be approved by the shareholders if required by law. Unless previously terminated by the board, the Plan will terminate on May 9, 2014, and no awards will be granted under it thereafter, but such termination will not affect any award previously granted.

TAX CONSEQUENCES OF THE 2004 STOCK INCENTIVE PLAN

         The federal income tax consequences of the 2004 Stock Incentive Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the Plan. State and local tax consequences are beyond the scope of this summary.

         NON-QUALIFIED STOCK OPTIONS. No taxable income will be realized by an optionee upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the option price, and Nature Vision will be entitled to a corresponding deduction. Upon a subsequent disposition of the shares, the participant will realize short-term or long-term capital gain or loss measured by the difference between the fair market value of the shares on the date of exercise and the amount realized upon disposition of the shares. Nature Vision will not be entitled to any further deduction at that time.

         If an optionee elects to defer the receipt of shares upon exercise of a non-qualified stock option, the optionee will not be treated as having received taxable income in respect of such shares until the end of the deferral period. The amount of taxable income will equal the value of the shares at the end of such period over the exercise price, and the optionee's holding period will commence at the end of such period. Nature Vision will be entitled to a deduction at such time and in such amount as the optionee recognizes taxable income.

         INCENTIVE STOCK OPTIONS. An optionee who receives an incentive stock option will not be treated as receiving taxable income upon the grant of the option or upon the exercise of the option. However, any appreciation in share value from the date of grant to the date of exercise will be an item of tax preference in determining liability for the alternative minimum tax. If stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option or within one year after the date of exercise, any gain or loss resulting from disposition of the stock will be treated as long-term capital gain or loss. If stock acquired upon exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a "disqualifying disposition"), the optionee will realize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Any gain in excess of that ordinary income amount generally will be capital gain. However, under a special rule, the ordinary income realized upon a disqualifying disposition will not exceed the amount of the optionee's gain.

         Nature Vision will not be entitled to any deduction as a result of the grant or exercise of an incentive stock option, or on a later disposition of the stock received, except that in the event of a disqualifying disposition Nature Vision will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

         TAX-OFFSET BONUSES. Payments made pursuant to tax-offset bonuses will constitute ordinary income to an employee when received by the employee. Nature Vision generally will be entitled to a deduction equal to the amount of the payment included in the employee's income.

         STOCK APPRECIATION RIGHTS. At the time of receiving an SAR, the participant will not recognize any taxable income. Likewise, Nature Vision will not be entitled to a deduction for the SAR. Upon the exercise of an SAR, the participant will generally recognize ordinary income in an amount equal to the cash and/or fair market value of the shares received. If a participant receives stock, then the amount recognized as ordinary income becomes the participant's tax basis for determining gains or losses (taxable either as short-term or long-term capital gain or loss, depending on whether or not the shares are held for more than one year) on the subsequent sale of such stock. The holding period for such shares commences as of the date ordinary income is recognized. Nature Vision will be entitled to a deduction in the amount and at the time that the participant first recognizes ordinary income.

         RESTRICTED STOCK. The recipient of restricted stock will recognize ordinary income equal to the excess of the fair market value of the restricted stock at the time the restrictions lapse over the amount which the recipient paid for the restricted stock. However, the recipient may elect, within 30 days after the date of receipt, to report the fair market value of the stock (less the amount paid therefor by the recipient) as ordinary income at the time of receipt. Nature Vision may deduct an amount equal to the income recognized by the recipient at the time the recipient recognizes the income.

         The tax treatment of restricted stock that is disposed of will depend upon whether the recipient made an election to include the net value of the stock in income when awarded. If the recipient made such an election, any disposition after the restrictions lapse will result in a long-term or short-term capital gain or loss depending upon the period the restricted stock is held. If, however, such election is made and for any reason the restrictions imposed on the restricted stock fail to lapse, and a forfeiture results, the individual will not be entitled to a deduction as to any such forfeiture, even though the election will have resulted in an acceleration of taxable income. A capital loss will be available to the extent of any amount paid for the restricted stock. If an election is not made, disposition after the lapse of restrictions will result in short-term or long-term capital gain or loss equal to the difference between the amount received on disposition and the greater of the amount paid for the stock by the recipient or its fair market value at the date the restrictions lapsed.

         PERFORMANCE AWARDS. A participant who has been granted a performance award will not realize taxable income at the time of the grant, and Nature Vision will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the participant will have ordinary income, and Nature Vision will have a corresponding deduction. The measure of such income and deduction will be the amount of cash and the fair market value of the shares at the time the award is paid.

         SPECIAL RULES GOVERNING PERSONS SUBJECT TO SECTION 16(B). Under the federal tax law, special rules may apply to participants in the 2004 Stock Incentive Plan who are subject to the restrictions on resale of Nature Vision common stock under Section 16(b) of the Securities Exchange Act of 1934. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may impact the timing and amount of income recognized by these persons with respect to certain stock-based awards under the 2004 Stock Incentive Plan.

         LIMITATIONS ON DEDUCTIBILITY. If, as a result of certain changes in control in Nature Vision, a participant's options or SARs become immediately exercisable, or if restrictions immediately lapse on restricted stock, or if shares covered by a performance award are immediately issued, the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the participant's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such participant's average annual taxable compensation will be subject to a 20% non-deductible excise tax in addition to any income tax payable. Nature Vision will not be entitled to a deduction for that portion of any parachute payment that is subject to the excise tax.

         The amount which may be deducted by Nature Vision with respect to compensation paid to the chief executive officer and certain other highly compensated executives is limited to $1 million per tax year for each individual. However, certain awards under the 2004 Stock Incentive Plan may be exempt from the $1 million limit because of a "performance-based" exception.

         STOCK PAYMENTS. A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will be taxed as if the cash payment has been received and Nature Vision will have a deduction in the same amount.

FUTURE PLAN BENEFIT INFORMATION

         Any future benefits granted under the Plan will be made in the discretion of the Administrator and, accordingly, are not determinable at this time.

REQUIRED VOTE; BOARD RECOMMENDATION

         The affirmative vote of a majority of the number of shares of common stock entitled to vote and represented at the annual meeting, in person or by proxy, is required for the approval of the increase in the number of shares of common stock reserved and available for issuance under the 2004 Stock Incentive Plan to 260,000 shares, which represents an increase of 160,000 shares.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2

                    SECURITIES AUTHORIZED FOR ISSUANCE UNDER
                     NATURE VISION EQUITY COMPENSATION PLANS

         The following table sets forth certain information about Nature Vision common stock that may be issued upon the exercise of options as of December 31, 2004 under the 1983 Stock Option Plan and the 2004 Stock Incentive Plan, which are Nature Vision's only equity compensation plans.



                                                                                        NUMBER OF
                                                                                       SECURITIES
                                                                                        REMAINING
                                                                                      AVAILABLE FOR
                                                NUMBER OF                            FUTURE ISSUANCE
                                             SECURITIES TO BE                         UNDER EQUITY
                                               ISSUED UPON       WEIGHTED AVERAGE     COMPENSATION
                                               EXERCISE OF      EXERCISE PRICE OF   PLANS (EXCLUDING
                                               OUTSTANDING         OUTSTANDING         SECURITIES
                                            OPTIONS, WARRANTS   OPTIONS, WARRANTS     REFLECTED IN
               TYPE OF PLAN                     AND RIGHTS          AND RIGHTS         COLUMN (A))
-----------------------------------------   ----------------     ---------------    ----------------
                                                  (a)                  (b)                 (c)
Equity compensation plans approved by
     security holders                            167,456              $3.12              19,750

Equity compensation plans not approved by
     security holders                            116,502              $6.06              55,786
                                                 -------              -----              ------
Total                                            283,958              $4.30              75,536
                                                 =======              =====              ======



                          COMPLIANCE WITH SECTION 16(A)
                               OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires Nature Vision's directors and officers, and persons who own more than 10% of Nature Vision's common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and 10% shareholders are also required by SEC regulation to furnish us with copies of all Section 16(a) reports forms they file.

         To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2004, our officers, directors and 10% shareholders complied with their Section 16(a) filing requirements in a timely manner, except for Scott S. Meyers, who failed to timely file one Form 4 report to report the grant of a stock option in November 2004.

                              INDEPENDENT AUDITORS

         The audit committee and the board of directors approved the appointment of Virchow, Krause & Company, LLP as Nature Vision's independent auditor for the fiscal year ending December 31, 2005. Representatives of Virchow, Krause & Company, LLP, who are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         Nature Vision's independent auditor has not resigned, declined to stand for re-election or been dismissed in either of the two most recent fiscal years. Virchow, Krause & Company, LLP, has served as Nature Vision's auditor during this two-year period.

NATURE VISION INDEPENDENT AUDITOR'S FEES

         The following table presents fees for professional services rendered by Virchow, Krause & Company, LLP, for the audit of Nature Vision's financial statements for the years ended December 31, 2003 and December 31, 2004, and fees billed by Virchow, Krause & Company, LLP for other services during those periods:

                                                   2004                2003
                                                   ----                ----
          Audit Fees.....................        $49,624              $24,700
          Audit Related Fees.............         52,850                   --
          Tax Fees.......................         18,205                5,500
          All Other Fees.................            525                   --
                                                --------              -------
          Total..........................       $121,204              $30,200
                                                ========              =======
         AUDIT FEES were for professional services for auditing and reviewing Nature Vision's financial statements, as well as for consents and assistance with and review of documents filed with the Securities and Exchange Commission.

         AUDIT RELATED FEES were for professional services related to auditing and reviewing Nature Vision's financial statements, including advising Nature Vision as to complying with accounting policies and transactional planning.

         TAX FEES were for professional services for tax planning and compliance.

         ALL OTHER FEES were for professional services not applicable to the other categories.

PRE-APPROVAL POLICY FOR SERVICES OF NATURE VISION INDEPENDENT AUDITORS

         The audit committee meets prior to filing any Form 10-QSB or 10-KSB to approve those filings. In addition, the committee meets to discuss audit plans and anticipated fees for audit and tax work prior to the commencement of that work. All fees paid to the independent auditors are pre-approved by the audit committee. These services may include audit services, audit-related services, tax services and other services. The audit committee adopted a policy for the pre-approval of services provided by the independent auditors, which was attached as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2003.

                            PROPOSALS OF SHAREHOLDERS

         Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at our 2006 annual meeting must be received by us by January 6, 2006. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. We suggest that you submit your proposal by certified mail -- return receipt requested. If you intend to present a proposal at our 2006 annual meeting without including such proposal in our proxy statement, then you must provide us with notice of such proposal no later than March 22, 2006. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                  OTHER MATTERS

         The board of directors does not intend to bring before the meeting any business other than as set forth in this proxy statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

         Please sign and return promptly the enclosed proxy in the envelope provided if you are a holder of common stock. The signing of a proxy will not prevent your attending the meeting and voting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Michael R. Day
                                              SECRETARY

May 6, 2005

                                                                      APPENDIX A

                               NATURE VISION, INC.

                          AMENDED AND RESTATED CHARTER
                OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


I. AUDIT COMMITTEE PURPOSE.

     The Audit Committee is established by the Board of Directors (the "Board") of Nature Vision, Inc. (the "Corporation") for the primary purpose of assisting the Board in fulfilling its oversight duties and responsibilities. Certain of the Audit Committee's specific duties and responsibilities include:

o Overseeing the integrity of the Corporation's financial statements and the audits of such financial statements, accounting and financial reporting processes, disclosure controls and procedures and internal controls over financial reporting.

o Monitoring the independence, qualifications and performance of the Corporation's independent auditors.

o Providing an avenue of communication among the Corporation's independent auditors, management, the internal auditing department and the Board.

     The Audit Committee has the authority to conduct any investigation necessary or appropriate to fulfilling its duties and responsibilities, and has direct access to the Corporation's independent auditors, as well as all persons within the Corporation. The Audit Committee has the authority to retain special legal, accounting or other advisors, consultants or experts it deems necessary or appropriate in the performance of its duties and responsibilities.

     The Corporation will provide appropriate funding, as determined by the Audit Committee, for the compensation of the Corporation's independent auditors, compensation of any advisors, consultants or experts engaged by the Audit Committee and payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties and responsibilities.

     The Audit Committee will primarily fulfill its duties and responsibilities by carrying out the activities set forth in Section III of this Amended and Restated Charter of the Audit Committee (this "Charter").

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS.

     The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom will meet the independence and experience requirements set forth in the Nasdaq Marketplace Rules, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations promulgated under the Exchange Act (including, but not limited to, the exemptions provided in Rule 10A-3 of the Exchange Act) and any other applicable rules and regulations.

     Specifically, each members of the Audit Committee will be:

o    A member of the Board.

o    Independent, as defined in Rule 10A-3 of the Exchange Act.

o Able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement.

Further, members of the Audit Committee will not:

o    Be an officer or employee of the Corporation or its subsidiaries.

o Otherwise have any relationship which, in the opinion of the Board, would interfere with such member's exercise of his or her independent judgment in carrying out the responsibilities of a director of the Corporation.

o Have participated in the preparation of the financial statements of the Corporation or any current subsidiary at any time during the last three (3) years.

Of the members of the Audit Committee, at least one member must have financial sophistication, as set forth in Nasdaq Marketplace Rule 4350(d)(2)(A). Additionally, the Board will determine whether at least one member of the Audit Committee meets the criteria for being a "audit committee financial expert," as established by the Securities and Exchange Commission (the "SEC"). If a member of the Audit Committee qualifies as an "audit committee financial expert," the Corporation will disclose in its periodic filings or proxy statements, as and to the extent required by the SEC, the name of the person qualifying as an "audit committee financial expert," and a statement regarding whether such person is independent.

Audit Committee members will be appointed annually by the Board, upon recommendation of the Board's Compensation/Nominating Committee. If a chairperson is not designated by the Board or present at any meeting of the Audit Committee, the members of the Audit Committee may designate a Chair by majority vote of all of the members of the Audit Committee.

     The Audit Committee will meet at least four times annually, or more frequently as circumstances dictate. The Chair of the Audit Committee will prepare and/or approve an agenda in advance of each meeting. On a no less frequent basis than annually, the Audit Committee will meet in private executive session with each of management, the director of the Corporation's internal auditing department and the Corporation's independent auditors, to discuss any matters that the Audit Committee or any such persons believe should be discussed. The Audit Committee will also meet in private executive session as a committee as frequently as is determined by the Audit Committee to be necessary or appropriate. The Audit Committee, or the Chair of the Audit Committee on behalf of the entire Audit Committee, will communicate with management and the Corporation's independent auditors on a quarterly basis to review the Corporation's annual audited and quarterly financial statements, including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and to discuss, if any, significant findings based upon the independent auditors' limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES.

     Review Procedures

     o Review and reassess the adequacy of this Charter at least annually and recommend to the Board any necessary amendments. To the extent required by the SEC, assist the Corporation in making this Charter publicly available (which, if appended to the Corporation's proxy statement for its annual meeting of shareholders, must be included no less frequently than once every three years or whenever there are material modifications to this Charter).

     o Review, prior to filing or other distribution, the Corporation's annual audited financial statements, quarterly financial statements and all internal controls reports. Such review will include discussions with management and Corporation's independent auditors regarding, among other things, significant issues regarding accounting principles, policies, practices and judgments. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated by the Corporation's independent auditors in accordance with SAS 61. Recommend to the Board whether the Corporation's financial statements should be included in the Corporation's Annual Report on Form 10-KSB.

     o Consider, in consultation with the management, the Corporation's independent auditors and the internal auditors, the integrity of the Corporation's accounting and financial reporting processes, disclosure controls and procedures and internal controls over financial reporting. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the Corporation's independent auditors and the internal auditing department, together with management's responses.

     Independent Auditors

     o Appoint, compensate, retain and oversee the work of the Corporation's independent auditors or engaged by the Audit Committee for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation. Direct the Corporation's independent auditors to report directly to the Audit Committee. Review the independence and performance of the Corporation's independent auditors and, if circumstances warrant, discharge the Corporation's independent auditors. Recommend that the Board submit the Corporation's independent auditors for shareholder ratification.

     o Oversee the resolution of disagreements, if any, between management and the Corporation's independent auditors regarding, among other things, financial reporting.

     o Consider whether the performance by the Corporation's independent auditors of permissible nonaudit services in compatible with the auditors' independence. Discuss with the Corporation's independent auditors the matters to be discussed under Statement on Auditing Standards ("SAS") No. 61, as amended by SAS Nos. 84 and 90. Ensure the receipt by the Audit Committee of a formal written statement from the Corporation's independent auditors delineating all relationships between the Corporation's independent auditors and the Corporation, consistent with Independence Standards Board Standard 1. Engage in dialogue with the Corporation's independent auditors with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditors and take, or recommend that the Board take, appropriate actions to oversee the independence of the Corporation's independent auditors.

     o Review the audit plan of, and the engagement letters from, the Corporation's independent auditors. As applicable, discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

     o Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's critical accounting policies and principles, as applied in its financial reporting. Inquire as to the independent auditors' views about whether management's choices of generally accepted accounting principles appear reasonable from the perspective of income, asset and liability recognition, whether such principles are common or minority practices and whether there are alternative principles preferred by the Corporation's independent auditors.

     o Review and pre-approve (pursuant to pre-approval policies and procedures or otherwise) both audit and permitted non-audit services (which includes, among other things, tax services) to be provided by the Corporation's independent auditors. Delegate, to the extent necessary or desired, the authority to grant pre-approvals to one or more members of the Audit Committee, whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting. Assist the Corporation in disclosing, to the extent required by the SEC, the pre-approved nonaudit services.

     Internal Audit Department and Legal Compliance

     o Review, as necessary or appropriate, the budget, plan, changes in plan, activities, organizational structure and qualifications of the Corporation's internal audit department and its functions. The internal audit department will be responsible to senior management, but will also have direct reporting responsibility to the Board through the Audit Committee.

     o Approve the selection or removal of the senior internal audit executive. Review the appointment, performance and replacement of the senior internal audit executive.

     o Review significant reports prepared by the internal audit department, together with management's response and follow-up to these reports.

     o Review with the senior internal audit executive, any significant difficulties, disagreements with management or scope restrictions encountered in the course of the function's work.

     o Review with the Corporation's counsel, on a no less frequent than annual basis, any legal matters that could have a significant impact on the Corporation's financial statements, the Corporation's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies. Review all reports concerning any significant fraud or regulatory noncompliance that occurs at the Corporation, including consideration of any internal controls that should be strengthened to reduce the risk of a similar event in the future.

     Compliance with Codes of Ethical Conduct

     o As necessary or appropriate, review and monitor, with the assistance of the Corporation's independent auditors, the administration of, and compliance with, the Corporation's Code of Business Conduct and Ethics and the Foreign Corrupt Practices Act.

     Other Audit Committee Responsibilities

     o    Review and approve all transactions required to be disclosed under
          Item 404 of Regulation S-B.

     o Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters.

     o Establish procedures for the confidential, anonymous submission by the Corporation's employees of concerns regarding questionable accounting or auditing matters.

     o As and to the extent required by the SEC, prepare a report to the Corporation's shareholders for inclusion in the Corporation's proxy statement for its annual meeting of shareholders.

     o Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     o Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

     While the Audit Committee has the responsibility and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine whether the Corporation's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the Corporation's independent auditors. Further, it is not the duty of the Audit Committee to conduct investigations or assume compliance with laws, regulations or the Corporation's Code of Business Conduct and Ethics.

                               NATURE VISION, INC.

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement dated May 6, 2005, hereby appoints the President and Chief Executive Officer, Jeffrey P. Zernov, and the Chief Financial Officer and Secretary, Michael R. Day, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares Nature Vision, Inc. held of record by the undersigned on April 4, 2005, at the Annual Meeting of Shareholders to be held on June 3, 2005 at Embassy Suites Hotel Minneapolis - Airport, 7901 34th Avenue South, Bloomington, Minnesota 55425, at 10:00 a.m., Central Daylight Time, and at any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.

1.   PROPOSAL TO ELECT TWO DIRECTORS

    |_| FOR all nominees listed below (EXCEPT AS MARKED TO THE CONTRARY BELOW)

    |_| WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW


              SCOTT S. MEYERS                               STEVE SHANESY

     INSTRUCTION: To withhold authority to vote for an individual nominee or nominees, write the person's name on the line below.

--------------------------------------------------------------------------------

2. PROPOSAL TO AMEND THE NATURE VISION, |_| FOR |_| AGAINST |_| ABSTAIN INC. 2004 STOCK INCENTIVE PLAN.

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT.


                            (CONTINUED ON OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)

         This Proxy, when properly executed, will be voted in the manner directed on the Proxy be the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

         Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


                                      __________________________________________
                                      (Signature)

                                      __________________________________________
                                      (Signature, if held jointly)

                                      Dated:  ___________________________, 2005




               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                  PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.

                               NATURE VISION, INC.
                              AMENDED AND RESTATED
                            2004 STOCK INCENTIVE PLAN

I. THE PURPOSE; EFFECT ON PRIOR PLANS

         The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate and retain employees and through the grant of Options and other Awards that provide added long term incentives for high levels of performance and to improve the financial performance of the Company. The Plan is intended to replace the Company's prior stock option plan. The Company will not issue additional options under the prior plan.

II. DEFINITIONS.

         2.1      Definitions.

               (a) "Administrator" shall mean the Compensation Committee or any other Committee of directors appointed by the Board for purposes of serving as the Committee under this Plan.

               (b) "Award" shall mean a Nonqualified Stock Option, an Incentive Stock Option, a Performance Stock Option, a Reload Option, a Stock Appreciation Right, a Restricted Stock Award, a Performance Share Award, or any other stock award granted under this Plan.

               (c) "Award Agreement" shall mean a written agreement setting forth the terms of an Award.

               (d) "Award Date" shall mean the date upon which the Administrator took the action granting an Award or such later date as is prescribed by the Administrator.

               (e) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

               (f) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death, and shall mean the Award holder's executor or administrator in such circumstances if no other Beneficiary is identified and able to act.

               (g) "Board" shall mean the Board of Directors of the Corporation.

               (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               (i)  "Commission" shall mean the Securities and Exchange
                    Commission.

               (j) "Committee" shall mean a committee appointed by the Board of Directors.

               (k) "Common Stock" shall mean the Common Stock of the Corporation.

               (l) "Company" shall mean, collectively, Nature Vision, Inc. and its Subsidiaries.

               (m) "Consultant" means any person or entity, other than an officer or director of the Company, who provides consulting or advisory services (other than as an Employee) to the Company.

               (n) "Corporation" shall mean Nature Vision, Inc. and its successors.

               (o)  "Director" shall mean any member of the Board.

               (p) "Eligible Employee" shall mean an officer or employee of the Company.

               (q) "Event" shall mean (i) the dissolution or liquidation of the Corporation or a merger, consolidation, or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity (other than a merger solely for the purpose of incorporating in another state),
                    (ii) a sale of substantially all of the assets of the Corporation to another person or entity, or (iii) any transaction or series of related transactions (including without limitation a merger or reorganization in which the Corporation is the surviving entity) which results in any person or entity (other than persons who are stockholders or Subsidiaries immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Corporation.

               (r) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (s) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Midwest Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ Reporting System or a similar organization if the NASD is no longer reporting such information; or (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the NASDAQ Reporting System, the values established by the Administrator for purposes of the Plan.

               (t) "Incentive Stock Option" shall mean an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

               (u) "Nonqualified Stock Option" shall mean an option which is designated as a Nonqualified Stock Option or an option that fails (or to the extent that it fails) to satisfy the applicable requirements under the Code for an Incentive Stock Option.

               (v) "Option" shall mean an option to purchase Common Stock under this Plan. An Option shall be designated by the Administrator as a Nonqualified Stock Option, an Incentive Stock Option, or a Performance Stock Option.

               (w) "Optionee" shall mean the person to whom an Option is granted.

               (x) "Participant" shall mean an Eligible Employee, Consultant or Director who has been granted an Award.

               (y) "Performance Share Award" shall mean an award of shares of Common Stock, issuance of which is contingent upon attainment of performance objectives specified by the Administrator.

               (z) "Performance Stock Option" shall mean an option granted under Section 4.6 of this Plan, the exercise of which is contingent upon the attainment of specified performance objectives.

               (aa) "Personal Representative" shall mean the legal
                    representative or representatives who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

               (bb) "Plan" shall mean this Amended and Restated 2004 Stock
                    Incentive Plan.

               (cc) "Reload Option" shall have the meaning set forth in Section
                    4.8 of this Plan.

               (dd) "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

               (ee) "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

               (ff) "Retirement" shall mean termination of employment by means of retirement after the age of 65.

               (gg) "Rule l6b-3" means Rule l6b-3 under Section 16 of the
                    Exchange Act, as applicable to this Plan and as the same may be amended from time to time.

               (ii) "Section l6 Person" means a person subject to the reporting requirements of Section 16(a) of the Exchange Act.

               (jj) "Securities Act" shall mean the Securities Act of 1933.

               (hh) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in the applicable Section of this Plan or in the Award Agreement with respect thereto.

               (ii) "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

               (jj) "Tax-Offset Bonus" shall mean a bonus payable upon exercise of a nonstatutory Option, upon a disqualifying disposition of Common Stock acquired pursuant to the exercise of an Incentive Stock Option or upon the vesting of a Restricted Stock Award, determined as provided in the applicable Section of this Plan or in an Award Agreement providing for such Bonus.

               (kk) "Total Disability" shall mean a "permanent and total
                    disability" within the meaning of Section 22(e)(3) of the Code.

III. THE PLAN

         3.1      Administration.

               (a) This Plan shall be administered by the Administrator which must include two or more members of the Board who are appointed from time to time by the Board and who are outside, independent Board members and who, in the judgment of the Board, are qualified to administer the Plan as contemplated by (i) Rule 16b-3, (ii) Section 162(m) of the Code and the regulations thereunder (or any successor Section and regulations), and (iii) any rules and regulations of a stock exchange, NASDAQ or any reporting organization on which Common Stock is traded or listed. Any member of the Administrator who does not satisfy or ceases to satisfy the qualifications set out in the preceding sentence may recuse himself or herself from any vote or other action taken by the Administrator. The Board may, at any time and in its complete discretion, remove any member of the Administrator and may fill any vacancy on the Administrator.

               (b) Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to determine and establish the terms and conditions of Award Agreements, to identify among Eligible Employees, Directors and Consultants those to whom Awards will be granted and (consistent with express limits of this Plan) the terms of such Awards; to further define the terms used in this Plan and prescribe, amend and rescind rules and regulations relating to the administration of this Plan; either generally or on a case by case base to establish terms and conditions pertaining to termination of employment, modify or amend any outstanding Award or waive any condition or restriction of an Award, or extend (up to a maximum term of ten (10) years after the initial Award Date) the term or post-termination exercise period of any outstanding Award, or reduce (subject to Sections 4.4, 5.2(d) and 8.5) the minimum vesting period after initial grant to a Participant; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Administrator on the foregoing matters shall be conclusive and binding upon all parties.

               (c) Any action required or permitted to be taken by the Administrator under the Plan shall require the affirmative vote of a majority of a quorum of the members of the Administrator. A majority of the members of the Administrator shall constitute a quorum for Administrator business. The Administrator may act by written determination instead of by affirmative vote at a meeting, provided that any written determination shall be signed by all members of the Administrator, and any such written determination shall be as fully effective as a majority vote of a quorum at a meeting. The Administrator may delegate all or any part of its authority under the Plan to a subcommittee of members of the Board and/or officers of the Company for purposes of determining and administering Awards granted to any persons who are not Section 16 Persons.

               (d) Any determinations by, actions taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Administrator relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding on all persons and entities, including the Company and successors. No member of the Administrator, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction.

     3.2 Participation. Awards of Incentive Stock Options may be granted only to Eligible Employees. All other Awards may be granted to Eligible Employees, Directors and Consultants. Any individual who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Administrator shall so determine.

     3.3 Stock Subject to the Plan. The maximum aggregated amount of Common Stock that may be issued pursuant to Awards granted under this Plan shall not exceed 260,000 shares, subject to adjustment as set forth below and in Section
8.2. Reload Options, however, may be granted pursuant to Section 4.8 without regard to the limit in the preceding sentence. Shares of Common Stock available for grant under the Plan may be authorized and unissued shares, treasury shares or shares purchased or held for purposes of the plan, or any combination thereof. Shares issued upon assumption or conversion of outstanding stock-based awards granted by an acquired company shall be disregarded in applying the limitation set forth in this Section 3.3.

     3.4 Grant of Awards. Subject to the express provisions of the Plan, the Administrator shall determine from the class of Eligible Employees, Directors and Consultants those individuals to whom Awards under the Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award. Each Award shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Administrator as are not inconsistent with the purpose and provisions of the Plan.

     3.5 Exercise of Awards. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule l6b-3.

     3.6 Share Reservation. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that previously have been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable limitations under Rule 16b-3, plus (iii) the maximum number of shares that may be issued after such date of grant pursuant to Awards granted under this Plan that remain outstanding on such date, does not exceed the share limit in Section 3.3.

     3.7 Provisions for Certain Cash Awards. The number of Awards under this Plan that are payable solely in cash that would constitute derivative securities ("Cash Only Awards") shall be determined by reference to the number of shares referenced for purpose of determining the value or price of the Cash Only Award (the "underlying shares"). The maximum number of Cash Only Awards under this Plan shall not, together with the number of shares previously issued and subject to then outstanding Awards payable (or deemed payable) in shares under this Plan, exceed the share limit in Section 3.3. To the extent that any Cash Only Awards expire or are terminated without the cash payment being made, the underlying shares shall again be available under this Plan.

     3.8 Reissue of Awards and Shares. Other Awards payable in cash or payable in cash or shares that are forfeited or for any reason are not so paid under this Plan, as well as shares subject to Awards that expire or for any reason are terminated and are not issued, shall again, to the extent permitted under Rule l6b-3, be available for subsequent Awards under the Plan. The foregoing shall not apply to any forfeited or unexercised Reload Options.

     3.9 Individual Limitation. The maximum number of shares underlying Awards that may be granted to any one person during any given fiscal year of the Corporation shall be 75,000 shares.

     3.10 Plan Not Exclusive. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

IV. OPTIONS.

     4.1 Grants. One or more Options may be granted to any Eligible Employee, Director or Consultant. Each Option so granted shall be designated by the Administrator as either a Nonqualified Stock Option, an Incentive Stock Option (but only if the Award is to an Eligible Employee) or a Performance Stock Option.

     4.2 Option Price.

               (a) Subject to applicable law, the purchase price per share of the Common Stock covered by each Option shall be determined by the Administrator, but in the case of any Incentive Stock Option, unless otherwise permitted under the Code, shall not be less than 100% (or 110% in the case of a Participant who owns or under applicable Code provisions is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased on exercise of any Option shall be paid in full at the time of each purchase in one or a combination of the following methods:

                    (i) in cash, or by check payable to the order of the Corporation,

                    (ii) if authorized by the Administrator or specified in the
                         Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Administrator, bearing interest at a rate sufficient to avoid imputed interest under the Code, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or

                    (iii) by shares of Common Stock of the Corporation already owned by the Participant; provided, however, the Administrator may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery.

     Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

               (b)  In addition to the payment methods described in subsection
                    (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Administrator, any applicable tax withholding under Section 8.6. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

               (c) An Option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 4.2(a) and satisfaction of any applicable tax withholding under Section 6.6, except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 4.2(b).

               (d) At the discretion of the Committee, an Optionee may also arrange to have the appropriate number of shares otherwise issuable upon exercise withheld or sold to cover the withholding tax liability associated with the Option exercise.

               (e) Notwithstanding any other provision of the Plan, at the sole discretion of the Committee, an Optionee may, at least six months before exercising any Nonqualified Stock Option granted to him or her under the Plan, elect to defer the receipt of any shares upon the exercise of such Option by entering into a deferred compensation agreement approved by the Committee.

     4.3 Option Period. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

     4.4 Exercise of Options. The Administrator may, at any time after grant of the Option and from time to time, increase the number of shares purchasable on or after any particular date so long as the total number of shares then subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

     4.5 Limitations on Grant of Incentive Stock Options.

               (a) To the extent that the aggregate Fair Market Value of stock with respect to which an Option intended as an Incentive Stock Option under this Plan, or under any other plan of the Company under which incentive stock options may be granted, first exercisable by a Participant in any calendar year exceeds $100,000, such options shall be treated as Nonqualified Stock Options. To the extent any discretionary action is necessary to meet any such limits, the Administrator on behalf of the Corporation may, in the manner and to the extent permitted by law, take such action.

               (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

               (c) Unless otherwise permitted under applicable provisions of the Code, no Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns or under applicable Code provisions is deemed to own shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     4.6 Performance Stock Options. The Administrator may grant Performance Stock Options to Eligible Employees, Directors and Consultants whose performance is deemed by the Administrator to have a direct relationship to the improvement of the earnings of the Company. Vesting of such Options shall be contingent upon attainment of performance objectives measured by one or more of the following business criteria: (1) total stockholder return, (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index, (3) net income, (4) pretax earnings, (5) earnings before interest expense, taxes, depreciation and amortization, (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items, (7) operating margin, (8) earnings per share, (9) return on equity, (10) return on capital, (11) return on investment, (12) operating earnings, (13) working capital, (14) ratio of debt to stockholders' equity, (15) revenue, (16) cash flow, (17) profit before interest and taxes, (18) product developments or regulatory milestones, and (19) geographical expansion.

     4.7 Tax Offset Bonuses. In its discretion the Administrator may, in the Award Agreement, provide for a Tax-Offset Bonus to any Participant upon exercise of Stock Appreciation Rights or Nonqualified or Performance Stock Options or upon the vesting or lapsing of restrictions of a Performance Share Award or Restricted Stock Award, or to any Participant who elects to make a disqualifying disposition (as defined in Section 422(a)(l) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option. The Tax-Offset Bonus shall be in the form of a cash payment equal to a percentage of the difference between the exercise or purchase price and the Fair Market Value on the date of exercise, vesting or lapsing of restrictions of the Common Stock with respect to which the Bonus is payable. Such percentage shall be designed to offset the impact of additional taxes which result from the exercise, lapsing of restrictions or vesting of the Award or the disqualifying disposition, as the case may be.

     4.8 Reload Options. If an Optionee tenders shares of Common Stock to pay the exercise price of an Option in accordance with Section 4.2(a)(iii) or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes in accordance with
Section 4.2(d), the Optionee may receive, at the discretion of the Committee, a new "Reload Option" equal to the number of shares tendered to pay the exercise price and the number of shares used to pay withholding taxes. Reload Options shall be issued only as Nonqualified Stock Options and will be granted under such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Reload Options may also be granted in connection with the exercise of options granted under any other plan of the Company which may be designated by the Committee from time to time, except as to Incentive Stock Options which have already been granted.

V. STOCK APPRECIATION RIGHTS.

     5.1 Grants. In its discretion, the Administrator may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 5.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Administrator may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Administrator may in its absolute discretion provide.

     5.2 Exercise of Stock Appreciation Rights.

               (a) A Stock Appreciation Right granted concurrently with an option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

               (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

               (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

               (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement.

     5.3 Payment.

               (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying:

                    (1) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

                    (2) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

               (b) The Administrator, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Administrator shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Administrator may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

               (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b) above.

VI. RESTRICTED STOCK AWARDS.

     6.1 Grants. Subject to Section 3.3, the Administrator may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee, Director or Consultant. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall termination not later than ten (10) years after the Award Date.

         6.2      Restrictions.

               (a) Except as provided in or pursuant to Sections 8.4 or 8.12, shares of Common Stock comprising Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

               (b) Unless the Administrator otherwise provides, Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

               (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

               (d) Restricted Stock Awards may include performance or other conditions to vesting as the Administrator deems appropriate.

VII. PERFORMANCE SHARE AWARDS.

     7.1 Grants. The Administrator may, in its discretion, grant other types of performance-based Awards related to equity of the Company or any part thereof ("Performance Share Awards") to Eligible Employees, Directors or Consultants based upon such factors as the Administrator shall determine. A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be later than ten (10) years after the Award Date.

VIII. OTHER PROVISIONS.

     8.1 Rights of Eligible Employees, Participants and Beneficiaries.

               (a) Adoption of this Plan shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

               (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Employee or Participant, with or without cause. Nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

     8.2 Adjustments Upon Changes in Capitalization.

               (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Corporation is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate proportionate, equitable adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. Corresponding adjustments to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with or the criteria applicable to Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustments, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

               (b) Upon a reorganization, merger or consolidation of the Corporation where the Corporation is the surviving entity and which does not constitute an Event, any Option or Stock Appreciation Right theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Option or Stock Appreciation Right would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the exercise price of the Option or Stock Appreciation Right per share so that the aggregate consideration required for its exercise does not change. In the event of a transaction described in this Section 8.2(b), Restricted Stock Awards and Performance Share Awards shall be adjusted so as to apply to the securities that a holder of the number of shares of Common Stock subject to the Restricted Stock Award or Performance Share Award would have been entitled to receive immediately following such transaction. Subject to any contrary language in an Award Agreement, any restrictions applicable to such Award shall continue to apply and shall apply as well to any replacement shares received by Participant as a result of a transaction described in this Section 8.2(b).

               (c)  In adjusting Awards to reflect the changes described in this
                    Section 8.2, or in determining that no such adjustment is necessary, the Administrator may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Administrator shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

               (d) Upon the dissolution or liquidation of the Corporation, the Plan shall terminate.

     8.3 Termination of Employment. Unless the Administrator otherwise expressly provides, either in the applicable Award Agreement or by subsequent modification thereof:

               (a) If the Participant's employment by the Company terminates for any reason other than Retirement (except in cases involving Incentive Stock Options), death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 4.3, three (3) months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Administrator in its sole discretion, all Options shall terminate immediately upon receipt of the notice of termination of employment.

               (b) If the Participant's employment by the Company terminates as a result of Retirement (except in cases involving Incentive Stock Options) or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 4.3, twelve (12) months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by the date of termination of employment, and any Option not exercisable on that date shall terminate.

               (c) If the Participant dies while employed by the Company or during the twelve (12) month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by
                    Section 4.3, during the twelve (12) month period following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

               (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 5.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 4.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

               (e) In the event of termination of employment with the Company for any reason, (i) shares of Common Stock subject to a Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

               (f) In the event of (or in anticipation of) a Participant's termination of employment with the Company for any reason, other than discharge for cause, the Administrator may, in its discretion, accelerate the exercisability of or increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or (subject to the ten
                    (10)-year limit) extend the period after termination during which the Award may continue to vest and/or be exercisable upon such terms and subject to such conditions as the Administrator shall determine.

               (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 8.3 to be a termination of employment of each employee of that entity who does not continue as an employee of another entity within the Company.

     8.4 Events.

               (a) Subject to any contrary language in an Award Agreement, upon the occurrence of an Event, (i) each Performance Share Award and Restricted Stock Award shall be deemed to have fully vested free of restrictions; and (ii) either of the following two actions shall be taken: (A) fifteen days prior to the scheduled consummation of an Event, all Options and Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable for fifteen days, or (B) the Board may elect, in its sole discretion, to cancel any outstanding Options and Stock Appreciation Rights and pay or deliver, or cause to be paid and delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith) equal to the product of the number of shares subject to the Option or Stock Appreciation Right multiplied by the amount, if any, by which the formula or fixed price per share paid to holders of shares of Common Stock pursuant to the Event exceeds the exercise price of the Option or Stock Appreciation Right applicable to such shares.

               (b) With respect to the Company's establishment of an exercise window, (i) any exercise of an Option and Stock Appreciation Right during such fifteen-day period shall be conditioned upon the consummation of the Event and shall be effective only immediately before the consummation of the Event, and
                    (ii) upon consummation of any Event all outstanding but unexercised Options and Stock Appreciation Rights shall terminate. The Board shall send written notice of an Event that will result in such a termination to all individuals who hold Options and Stock Appreciation Rights not later than the time at which the Company gives notice thereof to its shareholders.

               (c) Section 8.4(a) and (b) shall not apply to any Event to the extent that provision is made in writing in connection with such Event for the assumption or continuation of the Options, Stock Appreciation Rights, Performance Share Awards and Restricted Stock Awards theretofore granted, or for the substitution for such Options, Stock Appreciation Rights, Performance Share Awards and Restricted Stock Awards for new common stock options and stock appreciation rights and new common stock restricted stock and performance share awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices. In the event such provision is made, the Plan, Options, Stock Appreciation Rights, Performance Share Awards and Restricted Stock Awards theretofore granted shall continue in the manner and under the terms so provided.

     8.5 Government Regulations. This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

     8.6 Tax Withholding.

               (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option or a Performance Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award, the payment of a Performance Share Award, payment pursuant to a Stock Depreciation Right or payment of a Tax-Offset Bonus, the Company shall have the right to require such Participant or such other person to pay by cash, or certified or cashier's check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Administrator may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Administrator may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act.

               (b) The Administrator may, in its discretion and to the extent permitted by law, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Administrator may establish.

     8.7 Amendment, Termination and Suspension.

               (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan. The amendment shall be approved by the stockholders to the extent then required by Rule 16b-3, Section 424 of the Internal Revenue Code or any successors thereto, or any other applicable law or rules.

               (b) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of this Plan shall not, without specific action of the Administrator and the consent of the Participant, in any manner materially adverse to the Participant, modify, amend, alter or impair any rights or obligations under any Award previously granted under this Plan.

               (c) No Awards may be granted during any suspension of this Plan or after its termination, but Awards theretofore granted may be amended to the same extent as if this Plan had not been terminated or suspended, provided no additional shares become the subject of the Award by reasons of the amendment.


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               (d)  The Administrator may, subject to the consent of the
                    Participant in the case of an amendment that might have a material adverse effect on the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable, including an amendment to the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be established at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Administrator may, in its discretion, make such other modifications of any such Option as are not inconsistent with or prohibited by this Plan.

               (e) Adjustments pursuant to Section 8.2 shall not be deemed amendments requiring the consent of the Participant.

     8.8 Privileges of Stock Ownership; Nondistributive Intent. A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

     8.9 Effective Date of the Plan. This Plan shall be effective upon its approval by the shareholders of the Corporation.

     8.10 Term of the Plan. Unless previously terminated by the Board, this Plan shall terminate at the close of business on May 9, 2014, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted or the authority of the Administrator with respect to then outstanding Awards.

     8.11 Governing Law. This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of Minnesota. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

     8.12 Transfer Restrictions.

               (a) Awards constituting derivative securities shall be exercisable only by, and shares, cash or other property payable pursuant to such Awards shall be paid only to, the Participant (or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participant's Personal Representative or, if there is none, to the Participant). Other than by will or the laws of descent and distribution, no such Awards, or interest in or under any such Award or this Plan, shall be transferable or subject in any manner to encumbrance or other charge and any such attempted transfer or charge shall be void.

               (b)  The restrictions on exercise, transfer and payment in
                    Section 8.12 (a) shall not be deemed to prohibit (l) "cashless exercise" procedures through unaffiliated third parties which provide financing for the purpose of exercising an Award consistent with applicable legal restrictions and Rule 16b-3, nor (2) to the extent permitted by the Administrator and expressly set forth in the Award Agreement or an amendment thereto, transfers (other than transfers of Incentive Stock Options) without consideration for estate or financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule l6b-3, nor (3) in the case of Participants who are not Section 16 Persons, transfers in such other circumstances as the Administrator may (to the extent consistent with Rule 16b-3, applicable provisions of the Code and applicable securities or other laws) in the applicable Award Agreement or other writing expressly provide, nor (4) the subsequent transfer of shares issued on exercise of a derivative security or the vesting of a Restricted Stock or Performance Share Award (except to the extent that the Award, this Plan or the Administrator otherwise expressly provides).


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               (c)  No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     8.13 Limitations as to Section 16 Persons; Plan Construction.

     It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of persons who are or may be subject to Section 16 of the Exchange Act satisfies the applicable plan requirements of Rule l6b-3, so that such persons will be entitled (unless otherwise expressly acknowledged in writing) to the benefits of the Rule 16b-3 or other exemptive rules under Section 16 Exchange Act and will not be subjected to avoidable liability thereunder. In furtherance of such intent, any provision of this Plan or of any Award would otherwise frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision may be deemed void.